    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER   , 1995


                                                       REGISTRATION NO. 33-63227

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 1


                                       TO

                                    FORM S-3
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

           TEXTRON INC.                        DELAWARE                         05-0315468
        TEXTRON CAPITAL I                      DELAWARE                     TO BE APPLIED FOR
        TEXTRON CAPITAL II                     DELAWARE                     TO BE APPLIED FOR
       TEXTRON CAPITAL III                     DELAWARE                     TO BE APPLIED FOR
      TEXTRON FINANCE, L.P.                    DELAWARE                     TO BE APPLIED FOR
   (EXACT NAME OF REGISTRANT AS    (STATE OR OTHER JURISDICTION OF           (I.R.S. EMPLOYER
    SPECIFIED IN ITS CHARTER)       INCORPORATION OR ORGANIZATION)        IDENTIFICATION NUMBER)

                            ------------------------

                             40 WESTMINSTER STREET
                         PROVIDENCE, RHODE ISLAND 02903
                                 (401) 421-2800
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
          AREA CODE, OF EACH REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                                MICHAEL D. CAHN
                     ASSISTANT GENERAL COUNSEL -- CORPORATE
                            AND ASSISTANT SECRETARY
                                  TEXTRON INC.
                             40 WESTMINSTER STREET
                         PROVIDENCE, RHODE ISLAND 02903
                                 (401) 421-2800
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
         INCLUDING AREA CODE, OF AGENT FOR SERVICE FOR EACH REGISTRANT)
                            ------------------------

                                   COPIES TO:
                                LOUIS A. GOODMAN
                      SKADDEN, ARPS, SLATE, MEAGHER & FLOM
                               ONE BEACON STREET
                                BOSTON, MA 02108
                                 (617) 573-4800
                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: From time to time after the effective date of the Registration Statement, as determined by market conditions.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. /X/

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. /X/

                                                 (Cover continued on next page.)
                            ------------------------

     THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(Continued from previous page.)

=========================================================================================================
                                                            PROPOSED
                                                            MAXIMUM        PROPOSED MAXIMUM    AMOUNT OF
TITLE OF EACH CLASS OF               AMOUNT TO BE        OFFERING PRICE   AGGREGATE OFFERING REGISTRATION
  SECURITIES TO BE REGISTERED       REGISTERED (1)     PER UNIT (1)(2)(3)  PRICE (1)(2)(3)      FEE (2)
---------------------------------------------------------------------------------------------------------
Preferred Securities of Textron
  Capital I.....................
Preferred Securities of Textron
  Capital II....................
Preferred Securities of Textron
  Capital III...................
Preferred Securities of Textron
  Finance, L.P..................
Senior Debt Securities of
  Textron Inc...................
Subordinated Debt Securities of
  Textron Inc...................
Junior Subordinated Debt
  Securities of Textron Inc.....
Guarantees of Preferred
  Securities of Textron Capital
  I, Textron Capital II and
  Textron Capital III by Textron
  Inc. (4)......................
Guarantee of Preferred
  Securities of Textron Finance,
  L.P. by Textron Inc. (4)......
----------------------------------------------------------------------------------------------------------
Total...........................     $800,000,000             100%           $800,000,000     $275,862.07
==========================================================================================================

(1) Such indeterminate number of Preferred Securities of Textron Capital I, Textron Capital II, Textron Capital III and Textron Finance, L.P. and such indeterminate principal amount of Senior Debt Securities, Subordinated Debt Securities or Junior Subordinated Debt Securities of Textron Inc. as may from time to time be issued at indeterminate prices. Junior Subordinated Debt Securities may be issued and sold to Textron Capital I, Textron Capital II, Textron Capital III and Textron Finance, L.P., in which event such Junior Subordinated Debt Securities may later be distributed to the holders of Preferred Securities upon a dissolution of Textron Capital I, Textron Capital II, Textron Capital III and Textron Finance, L.P. and the distribution of the assets thereof.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457. The aggregate public offering price of the Preferred Securities of Textron Capital I, Textron Capital II, Textron Capital III and Textron Finance, L.P. and the Senior Debt Securities, Subordinated Debt Securities or Junior Subordinated Debt Securities of Textron Inc. registered will not exceed $800,000,000.

(3) Exclusive of accrued interest and distributions, if any.

(4) Includes back-up undertakings, consisting of obligations by Textron Inc. to provide certain indemnities in respect of, and pay and be responsible for certain expenses and debts of, as applicable, Textron Capital I, Textron Capital II, Textron Capital III and Textron Finance, L.P. No separate consideration will be received for any Guarantees or any back-up undertakings.

     Pursuant to Rule 429 under the Securities Act of 1933, as amended, the prospectus included in this Registration Statement also relates to the remaining unsold $210,985,000 principal amount of debt securities previously registered by Textron Inc. under its Registration Statement on Form S-3 (File No. 33-46501).


EXPLANATORY NOTE: THIS AMENDMENT NO. 1 IS BEING FILED SOLELY FOR THE PURPOSE OF FILING CERTAIN EXHIBITS.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.*

    SEC Filing Fee..........................................................  $275,862.07
    Rating Agency Fees......................................................
    Blue Sky Fees and Expenses..............................................
    New York Stock Exchange Listing Fee.....................................
    Trustee's Expenses......................................................
    Printing Fees and Expenses..............................................
    Accounting Fees and Expenses............................................
    Legal Fees and Expenses.................................................
    Miscellaneous...........................................................
                                                                              -----------
              Total.........................................................
                                                                              ===========


---------------
* All fees and expenses other than SEC Registration Fee are estimated and will be completed by amendment.

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the Delaware General Corporation Law and Article XII of Textron's By-laws contain provisions for indemnification of directors and officers in certain circumstances, which may include indemnity against expenses, including attorneys' fees and judgments, fines and amounts paid in settlement under the Securities Act of 1933.

     Also, Textron has obtained policies of directors' and officers' liability insurance and has entered into indemnification agreements which contain additional provisions for indemnification of directors and officers in certain circumstances.

     In addition, the Underwriting Agreements filed as Exhibits 1(a) and (b) and the Selling Agency Agreement filed as Exhibit 1(c) hereto provide for indemnification by the Underwriters and Agents of Textron, its directors and officers for certain liabilities arising under the Securities Act of 1933.

     The Declaration of each Textron Trust provides that no Institutional Trustee or any of its Affiliates, Delaware Trustee or any of its Affiliates, or officer, director, shareholder, member, partner, employee, representative or agent of the Institutional Trustee or the Delaware Trustee (each a "Fiduciary Indemnified Person"), and no Regular Trustee, Affiliate of any Regular Trustee, or any officer, director, shareholder, member, partner, employee, representative or agent of any Regular Trustee, or any employee or agent of the Trust or its Affiliates (each a "Company Indemnified Person") shall be liable, responsible or accountable in damages or otherwise to such Textron Trust or any officer, director, shareholder, partner, member, representative, employee or agent of the Trust or its Affiliates for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Fiduciary Indemnified Person or Company Indemnified Person in good faith on behalf of such Textron Trust and in a manner such Fiduciary Indemnified Person or Company Indemnified Person reasonably believed to be within the scope of the authority conferred on such Fiduciary Indemnified Person or Company Indemnified Person by such Declaration or by law, except that a Fiduciary Indemnified Person or Company Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Fiduciary Indemnified Person's or Company Indemnified Person's gross negligence (or, in the case of a Fiduciary Indemnified Person, negligence) or willful misconduct with respect to such acts or omissions. The Declaration of each Textron Trust also provides that to the full extent permitted by law, Textron shall indemnify any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The Declaration of each Textron Trust also provides that to the full extent permitted by law, Textron shall indemnify any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper. The Declaration of each Textron Trust further provides that expenses (including attorneys' fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in the immediately preceding two sentences shall be paid by Textron in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by Textron as authorized in the Declaration. The directors and officers of Textron and the Regular Trustees are covered by insurance policies indemnifying them against certain liabilities, including certain liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), which might be incurred by them in such capacities and against which they cannot be indemnified by Textron or the Textron Trusts. Any agents, dealers or underwriters who execute any of the agreements filed as Exhibit 1 to this Registration Statement will agree to indemnify Textron's directors and their officers and the Textron Trustees who signed the Registration Statement against certain liabilities that may arise under the Securities Act with respect to information furnished to Textron or any of the Textron Trusts by or on behalf of any such indemnifying party.

     The Limited Partnership Agreement of Textron Partnership provides that, to the full extent permitted by law, Textron Partnership shall indemnify each of the General Partner, any Special Representative, any Affiliate of the General Partner or any Special Representative, any officers, directors, shareholders, members, partners, employees, representatives or agents of the General Partner or any Special Representative, or any employee or agent of Textron Partnership or its Affiliates (each a "Partnership Indemnified Person") who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of Textron Partnership) by reason of the fact that he is or was a Partnership Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Textron Partnership, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The Limited Partnership Agreement also provides that Textron Partnership shall indemnify, to the full extent permitted by law, any Partnership Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of Textron Partnership to procure a judgment in its favor by reason of the fact that he is or was a Partnership Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Textron Partnership and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Partnership Indemnified Person shall have been adjudged to be liable to Textron Partnership unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper. The Limited Partnership Agreement also provides that expenses (including attorneys' fees) incurred by a Partnership Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in the immediately preceding two sentences shall be paid by Textron Partnership in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Partnership Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by Textron Partnership as authorized in the Limited Partnership Agreement. The Limited Partnership Agreement further provides that no Partnership Indemnified Person shall be liable, responsible or accountable in damages or otherwise to Textron Partnership or any Covered Person (as defined therein) for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Partnership Indemnified Person in good faith on behalf of Textron Partnership and in a manner such Partnership Indemnified Person reasonably believed to be within the scope of the authority conferred on such Partnership Indemnified Person by the Limited Partnership Agreement or by law, except that a Partnership Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Partnership Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

ITEM 16.  EXHIBITS


  ***1(a)  Form of Underwriting Agreement for offering of Preferred Securities.
    *1(b)  Form of Underwriting Agreement for offering of Debt Securities.
    *1(c)  Form of Selling Agency Agreement, incorporated by reference to Exhibits to
           Registration Statement No. 33-46501.
    *4(a)  Certificate of Trust of Textron Capital I.
    *4(b)  Certificate of Trust of Textron Capital II.
    *4(c)  Certificate of Trust of Textron Capital III.
    *4(d)  Form of Amended and Restated Declaration of Trust.
    *4(e)  Certificate of Limited Partnership of Textron Finance, L.P.
    *4(f)  Form of Amended and Restated Agreement of Limited Partnership of Textron Finance,
           L.P.
    *4(g)  Senior Indenture between Textron Inc. and Chemical Bank (as successor to
           Manufacturers Hanover Trust Company), as Trustee, incorporated by reference to
           Exhibits to Registration Statement No. 33-13742.
    *4(h)  First Supplemental Senior Indenture between Textron Inc. and Chemical Bank (as successor to Manufacturers Hanover Trust Company), as Trustee, incorporated by reference to Exhibits to Registration Statement No. 33-20657.
    *4(i)  Form of Second Supplemental Senior Indenture to be used in connection with the issuance of Senior Debt Securities.
    *4(j)  Subordinated Indenture between Textron Inc. and The Chase Manhattan Bank, N.A., as Trustee, incorporated by reference to Exhibits to Registration Statement No.
           33-1787.
    *4(k)  First Supplemental Subordinated Indenture between Textron Inc. and The Chase
           Manhattan Bank, N.A., incorporated by reference to Exhibits to Registration
           Statement No. 33-9758.
    *4(l)  Form of Second Supplemental Subordinated Indenture to be used in connection with the issuance of Subordinated Debt Securities.
    *4(m)  Form of Junior Subordinated Indenture between Textron Inc. and The Chase
           Manhattan Bank, N.A., as Trustee, relating to the Junior Subordinated Debt
           Securities.
    *4(n)  Form of First Supplemental Junior Subordinated Indenture to be used in connection with the issuance of Junior Subordinated Debt Securities and Preferred
           Securities.
    *4(o)  Form of Trust Preferred Security (included in 4(d) above).
    *4(p)  Form of Partnership Preferred Security (included in 4(f) above).
    *4(q)  Form of Senior Debt Security (included in 4(g) above).
    *4(r)  Form of Subordinated Debt Security (included in 4(j) above).
    *4(s)  Form of Junior Subordinated Debt Security (included in 4(n) above).
    *4(t)  Form of Trust Guarantee relating to the Trust Preferred Securities.
    *4(u)  Form of Partnership Guarantee relating to the Partnership Preferred Securities.
  ***5(a)  Opinion and consent of Michael D. Cahn, Assistant General Counsel -- Corporate of
           Textron Inc.
  ***5(b)  Opinion of Skadden, Arps, Slate, Meagher & Flom.
   *12(a)  Computation of Ratio of Income to Fixed Charges of Textron Parent Company
           Borrowing Group, incorporated by reference to Exhibits to Form 10-Q of Textron
           Inc. for the quarter ended July 1, 1995 and Form 10-K of Textron Inc. for the year ended December 31, 1994.

   *12(b)  Computation of Ratio of Income to Fixed Charges for Textron Inc. Including All
           Majority- Owned Subsidiaries, incorporated by reference to Exhibits to Form 10-Q of Textron Inc. for the quarter ended July 1, 1995 and Form 10-K of Textron Inc.
           for the year ended December 31, 1994.
  **23(a)  Consent of Independent Auditors, Ernst & Young LLP.
 ***23(b)  Consent of Skadden, Arps, Slate, Meagher & Flom is contained in the opinion of counsel filed as Exhibit 5(b).
   *24(a)  Powers of Attorney.
   *24(b)  Certified Resolutions of the Board of Directors of Textron Inc.
   *25(a)  Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of
           Chemical Bank, as Trustee under the Senior Indenture, incorporated by reference to Exhibits to Registration Statement No. 33-46501.
 ***25(b)  Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of
           The Chase Manhattan Bank, N.A., as Trustee under the Subordinated Indenture.
 ***25(c)  Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of
           The Chase Manhattan Bank, N.A., as Trustee under the Junior Subordinated
           Indenture.
 ***25(d)  Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of
           The Chase Manhattan Bank, N.A., as Trustee under the Amended and Restated
           Declaration of Trust of Textron Capital I.
 ***25(e)  Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of
           The Chase Manhattan Bank, N.A., as Trustee under the Amended and Restated
           Declaration of Trust of Textron Capital II.
 ***25(f)  Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of
           The Chase Manhattan Bank, N.A., as Trustee under the Amended and Restated
           Declaration of Trust of Textron Capital III.
 ***25(g)  Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of
           The Chase Manhattan Bank, N.A., as Trustee of the Trust Guarantees of Textron
           Inc. for the benefit of the holders of Trust Preferred Securities of Textron
           Capital I, Textron Capital II and Textron Capital III.
     **99  Form of Prospectus Supplement for Trust Preferred Securities.


---------------

  * Filed previously.



 ** Filed herewith.



*** To be filed by amendment.


ITEM 17.  UNDERTAKINGS.

     The Registrants hereby undertake that, for purposes of determining any liability under the Securities Act, each filing of Textron's Annual Report on Form 10-K pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (and where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrants pursuant to the provisions referred to in Item 15 (other than the insurance policies referred to therein), or otherwise, the Registrants have been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities

(other than the payment by the Registrants of expenses incurred or paid by a director, officer or controlling person of the Registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Registrants hereby undertake:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement

          i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

          ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) that, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

          iii) to include any material information with respect to the Plan of Distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that the undertakings set forth in paragraphs (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by Textron pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The Registrants hereby undertake that:

     (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 424 (b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective.

     (2) For the purposes of determining any liability under the Securities Act, each posteffective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Textron Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Providence, and State of Rhode Island, on this 26th day of October, 1995.


                                          TEXTRON INC.

                                          By: /s/  MICHAEL D. CAHN
                                            ------------------------------------
                                            Michael D. Cahn
                                            Attorney-in-Fact


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed below on this 26th day of October, 1995 by the following persons in the capacities indicated.


                  SIGNATURE                                 TITLE
---------------------------------------------  -------------------------------

                      *                        Chairman, Chief Executive
---------------------------------------------  Officer and Director (principal
              James F. Hardymon                executive officer)

                      *                        President, Chief Operating
---------------------------------------------  Officer and Director
              Lewis B. Campbell

                      *                        Director
---------------------------------------------
              H. Jesse Arnelle

                      *                        Director
---------------------------------------------
              R. Stuart Dickson

                      *                        Director
---------------------------------------------
                 B. F. Dolan

                      *                        Director
---------------------------------------------
              John D. Macomber

                      *                        Director
---------------------------------------------
           Barbara Scott Preiskel

                      *                        Director
---------------------------------------------
                Sam F. Segnar

                  SIGNATURE                                 TITLE
---------------------------------------------  -------------------------------


                      *                        Director
---------------------------------------------
               Jean Head Sisco


                      *                        Director
---------------------------------------------
                John W. Snow


                      *                        Director
---------------------------------------------
              Martin D. Walker


                      *                        Director
---------------------------------------------
              Thomas B. Wheeler


                      *                        Executive Vice President and
---------------------------------------------  Chief Financial Officer
               Stephen L. Key                  (principal financial officer)


                      *                        Vice President and Controller
---------------------------------------------  (principal accounting officer)
             William P. Janovitz


*By:  /s/  MICHAEL D. CAHN
---------------------------------------------
               Michael D. Cahn
              Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, each of Textron Capital I, Textron Capital II and Textron Capital III certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Providence, and State of Rhode Island, on this 26th day of October, 1995.


                                          TEXTRON CAPITAL I


                                          By: /s/  RICHARD A. WATSON
                                          --------------------------------------
                                          Richard A. Watson, as Trustee


                                          By: /s/  GREGORY E. HUDSON
                                          --------------------------------------
                                          Gregory E. Hudson, as Trustee

                                          TEXTRON CAPITAL II


                                          By: /s/  RICHARD A. WATSON
                                          --------------------------------------
                                          Richard A. Watson, as Trustee


                                          By: /s/  GREGORY E. HUDSON
                                          --------------------------------------
                                          Gregory E. Hudson, as Trustee


                                          TEXTRON CAPITAL III


                                          By: /s/  RICHARD A. WATSON
                                          --------------------------------------
                                          Richard A. Watson, as Trustee


                                          By: /s/  GREGORY E. HUDSON
                                          --------------------------------------
                                          Gregory E. Hudson, as Trustee

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, Textron Finance, L.P. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Providence, and State of Rhode Island, on this 26th day of October, 1995.


                                          TEXTRON FINANCE, L.P.

                                          By: TEXTRON INC.
                                            General Partner

                                          By: /s/ ARNOLD M. FRIEDMAN
                                          --------------------------------------
                                            Name: Arnold M. Friedman
                                            Title:  Vice President and
                                                Deputy General Counsel

                                 EXHIBIT INDEX


EXHIBIT NO.                                   DESCRIPTION                                  PAGE
------------  ---------------------------------------------------------------------------  ----
   ***1 (a)   Form of Underwriting Agreement for offering of Preferred Securities.
     *1 (b)   Form of Underwriting Agreement for offering of Debt Securities.
     *1 (c)   Form of Selling Agency Agreement, incorporated by reference to Exhibits to
              Registration Statement No. 33-46501.
     *4 (a)   Certificate of Trust of Textron Capital I.
     *4 (b)   Certificate of Trust of Textron Capital II.
     *4 (c)   Certificate of Trust of Textron Capital III.
     *4 (d)   Form of Amended and Restated Declaration of Trust.
     *4 (e)   Certificate of Limited Partnership of Textron Finance, L.P.
     *4 (f)   Form of Amended and Restated Agreement of Limited Partnership of Textron
              Finance, L.P.
     *4 (g)   Senior Indenture between Textron Inc. and Chemical Bank (as successor to
              Manufacturers Hanover Trust Company), as Trustee, incorporated by reference to Exhibits to Registration Statement No. 33-13742.
     *4 (h)   First Supplemental Senior Indenture between Textron Inc. and Chemical Bank
              (as successor to Manufacturers Hanover Trust Company), as Trustee,
              incorporated by reference to Exhibits to Registration Statement No.
              33-20657.
     *4 (i)   Form of Second Supplemental Senior Indenture to be used in connection with the issuance of Senior Debt Securities.
     *4 (j)   Subordinated Indenture between Textron Inc. and The Chase Manhattan Bank,
              N.A., as Trustee, incorporated by reference to Exhibits to Registration
              Statement No. 33-1787.
     *4 (k)   First Supplemental Subordinated Indenture between Textron Inc. and The
              Chase Manhattan Bank, N.A., incorporated by reference to Exhibits to
              Registration Statement No. 33-9758.
     *4 (l)   Form of Second Supplemental Subordinated Indenture to be used in connection with the issuance of Subordinated Debt Securities.
     *4 (m)   Form of Junior Subordinated Indenture between Textron Inc. and The Chase
              Manhattan Bank, N.A., as Trustee, relating to the Junior Subordinated Debt
              Securities.
     *4 (n)   Form of First Supplemental Junior Subordinated Indenture to be used in connection with the issuance of Junior Subordinated Debt Securities and
              Preferred Securities.
     *4 (o)   Form of Trust Preferred Security (included in 4(d) above).
     *4 (p)   Form of Partnership Preferred Security (included in 4(f) above).
     *4 (q)   Form of Senior Debt Security (included in 4(g) above).
     *4 (r)   Form of Subordinated Debt Security (included in 4(j) above).
     *4 (s)   Form of Junior Subordinated Debt Security (included in 4(n) above).
     *4 (t)   Form of Trust Guarantee relating to the Trust Preferred Securities.
     *4 (u)   Form of Partnership Guarantee relating to the Partnership Preferred
              Securities.
   ***5 (a)   Opinion and consent of Michael D. Cahn, Assistant General
              Counsel -- Corporate of Textron Inc.

EXHIBIT NO.                                   DESCRIPTION                                  PAGE
------------  ---------------------------------------------------------------------------  ----
   ***5 (b)   Opinion of Skadden, Arps, Slate, Meagher & Flom.
    *12 (a)   Computation of Ratio of Income to Fixed Charges of Textron Parent Company
              Borrowing Group, incorporated by reference to Exhibits to Form 10-Q of
              Textron Inc. for the quarter ended July 1, 1995 and Form 10-K of Textron
              Inc. for the year ended December 31, 1994.
    *12 (b)   Computation of Ratio of Income to Fixed Charges for Textron Inc. Including
              All Majority-Owned Subsidiaries, incorporated by reference to Exhibits to
              Form 10-Q of Textron Inc. for the quarter ended July 1, 1995 and Form 10-K of Textron Inc. for the year ended December 31, 1994.
   **23 (a)   Consent of Independent Auditors, Ernst & Young LLP.
  ***23 (b)   Consent of Skadden, Arps, Slate, Meagher & Flom is contained in the opinion of counsel filed as Exhibit 5(b).
    *24 (a)   Powers of Attorney.
    *24 (b)   Certified Resolutions of the Board of Directors of Textron, Inc.
    *25 (a)   Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Chemical Bank, as Trustee under the Senior Indenture, incorporated by reference to Exhibits to Registration Statement No. 33-46501.
  ***25 (b)   Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Chase Manhattan Bank, N.A., as Trustee under the Subordinated
              Indenture.
  ***25 (c)   Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Chase Manhattan Bank, N.A., as Trustee under the Junior Subordinated
              Indenture.
  ***25 (d)   Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Chase Manhattan Bank, N.A., as Trustee under the Amended and
              Restated Declaration of Trust of Textron Capital I.
  ***25 (e)   Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Chase Manhattan Bank, N.A., as Trustee under the Amended and
              Restated Declaration of Trust of Textron Capital II.
  ***25 (f)   Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Chase Manhattan Bank, N.A., as Trustee under the Amended and
              Restated Declaration of Trust of Textron Capital III.
  ***25 (g)   Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Chase Manhattan Bank, N.A., as Trustee of the Trust Guarantees of
              Textron Inc. for the benefit of the holders of Trust Preferred Securities of Textron Capital I, Textron Capital II and Textron Capital III.
   **99
              Form of Prospectus Supplement for Trust Preferred Securities.


---------------

  * Filed previously.



 ** Filed herewith.



*** To be filed by amendment.